UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    ) Filed by the Registrant x Filed by a Party other than the Registrant ¨ Check the appropriate box: ¨ Preliminary Proxy Statement ¨ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ¨ Definitive Proxy Statement x Definitive Additional Materials ¨ Soliciting Material under §240.14a-12 (Name of Registrant as Specified in its Charter) N/A (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): x No fee required. ¨ Fee paid previously with preliminary materials. ¨ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Step 1: Go to www.envisionreports.com/ACM. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/ACM Online Go to www.envisionreports.com/ACM or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 047Y8B Important Notice Regarding the Availability of Proxy Materials for the AECOM Stockholder Meeting to be Held on March 3, 2026 Under the Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available online. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and instructions to access the virtual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you online. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Form 10-K for Fiscal Year 2025, and Annual Report to Stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before February 13, 2026 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. The Sample Company Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/ACM. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials AECOM” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by February 13, 2026. AECOM’s Annual Meeting of Stockholders will be held on Tuesday, March 3, 2026 at 3:00 pm CT, virtually at meetnow.global/MJCU4RZ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3: 1. Election of Directors: 01 - Bradley W. Buss 02 - Derek J. Kerr 03 - Kristy Pipes 04 - Troy Rudd 05 - Douglas W. Stotlar 06 - Daniel R. Tishman 07 - Sander van ‘t Noordende 08 - General Janet C. Wolfenbarger 2. Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal Year 2026. 3. Advisory vote to approve the Company’s executive compensation. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Stockholder Meeting Notice